4th QUARTER 2017 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corporation 8905 Towne Centre Drive Suite 108 San Diego, CA 92122 www.roireit.net

- 2 - Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely-populated, metropolitan markets across the West Coast. As of December 31, 2017, ROIC owned 91 shopping centers encompassing approximately 10.5 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services and S&P Global Ratings. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs. Supplemental Disclosure Quarter Ended December 31, 2017Overview

- 3 - Page Balance Sheets……..……………………………………………………………..………………………………………………… 4 Income Statements .…………………………………………………………………………………..……..…………...………… 5 Funds From Operations …………………………………………………………………………………………………………… 6 Summary of Debt Outstanding .……………………………………………..…………………………………………………… 7 Selected Financial Analysis .……………………………………………………………………………………………………… 9 2017 Property Acquisitions ………………………….………………………...………………………………………………… 10 Property Portfolio ………………………………………………….……………………………………………………………… 11 Same-Center Cash Net Operating Income Analysis……………………………………………………………………………… 14 Top Ten Tenants ………………….…………….………………….……………………………………………………………… 15 Lease Expiration Schedule ……………………..………………………..…….………………………………………………… 16 Leasing Summary ………………………………………………………..…................................................................................ 17 Same-Space Comparative Leasing Summary ………………………………………………………..…...................................... 18 Investor Information …………………………………………………………..…………………………………………………… 19 Financial Data Portfolio Data Supplemental Disclosure Quarter Ended December 31, 2017Table of Contents

- 4 - (dollars in thousands, except par values and share amounts) 12/31/17 12/31/16 ASSETS: Real Estate Investments: Land 878,797$ 766,199$ Building and improvements 2,230,600 1,920,819 Less: accumulated depreciation (260,115) (193,021) Real Estate Investments, net 2,849,282 2,493,997 Cash and cash equivalents 11,553 13,125 Restricted cash 5,412 125 Tenant and other receivables, net 43,257 35,820 Deposits 500 - Acquired lease intangible assets, net 82,778 79,205 Prepaid expenses 2,853 3,317 Deferred charges, net 37,167 34,753 Other assets 6,396 2,627 TOTAL ASSETS 3,039,198$ 2,662,969$ LIABILITIES: Term loan 298,816$ 299,191$ Credit facility 140,329 95,654 Senior Notes Due 2027 248,751 - Senior Notes Due 2026 199,752 199,727 Senior Notes Due 2024 245,887 245,354 Senior Notes Due 2023 245,696 245,051 Mortgage notes payable 107,915 71,303 Acquired lease intangible liabilities, net 178,984 154,958 Accounts payable and accrued expenses 18,638 18,294 Tenants' security deposits 6,771 5,950 Other liabilities 18,018 11,922 TOTAL LIABILITIES 1,709,557 1,347,404 EQUITY: Common stock, $.0001 par value 500,000,000 shares authorized 11 11 Additional paid-in capital 1,412,590 1,357,910 Dividends in excess of earnings (210,490) (165,951) Accumulated other comprehensive income (loss) 1,856 (3,729) Total Retail Opportunity Investments Corp. stockholders' equity 1,203,967 1,188,241 Non-controlling interests 125,674 127,324 TOTAL EQUITY 1,329,641 1,315,565 TOTAL LIABILITIES AND EQUITY 3,039,198$ 2,662,969$ The Company's Form 10-Q for the quarters ended September 30, 2017, June 30, 2017 and March 31, 2017, and Form 10-K for the years ended December 31, 2017 and 2016 should be read in conjunction with the above information. Supplemental Disclosure Quarter Ended December 31, 2017Balance Sheets

Income Statements

Supplemental Disclosure
Quarter Ended December 31, 2017

(in thousands, except per share amounts)

	3 Months Ended (Unaudited)		12 Months Ended	
	12/31/17	12/31/16	12/31/17	12/31/16
REVENUES:				
Base rents	$ 55,686	$ 48,401	$ 210,564	$ 183,330
Recoveries from tenants	15,718	13,812	58,818	51,454
Other income	1,350	857	3,878	2,405
TOTAL REVENUES	72,754	63,070	273,260	237,189
OPERATING EXPENSES:				
Property operating	$ 10,521	$ 8,440	$ 39,151	$ 32,201
Property taxes	7,862	6,756	29,663	25,058
Depreciation and amortization	24,926	22,503	96,256	88,359
General and administrative expenses	3,312	3,065	14,103	13,120
Acquisition transaction costs	-	211	4	824
Other expense	103	95	418	456
TOTAL OPERATING EXPENSES	46,724	41,070	179,595	160,018
OPERATING INCOME	26,030	22,000	93,665	77,171
NON-OPERATING EXPENSES:				
Interest expense and other finance expenses	(13,917)	(11,348)	(50,977)	(40,741)
TOTAL NON-OPERATING EXPENSES	(13,917)	(11,348)	(50,977)	(40,741)
NET INCOME	$ 12,113	$ 10,652	$ 42,688	$ 36,430
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(1,264)	(1,031)	(4,211)	(3,676)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 10,849	$ 9,621	$ 38,477	$ 32,754
NET INCOME PER COMMON SHARE - BASIC	$ 0.10	$ 0.09	$ 0.35	$ 0.31
NET INCOME PER COMMON SHARE - DILUTED	$ 0.10	$ 0.09	$ 0.35	$ 0.31
Weighted average common shares outstanding - basic	109,834	108,872	109,400	104,072
Weighted average common shares outstanding - diluted	123,412	120,791	121,744	116,040

The Company's Form 10-Q for the quarters ended September 30, 2017, June 30, 2017 and March 31, 2017, and Form 10-K for the years ended December 31, 2017 and 2016 should be read in conjunction with the above information.

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Funds From Operations

Supplemental Disclosure
Quarter Ended December 31, 2017

(in thousands, except per share amounts)

	3 Months Ended (Unaudited)		12 Months Ended	
	12/31/17	12/31/16	12/31/17	12/31/16
Funds from Operations (FFO) [1] **:**				
Net income attributable to ROIC common stockholders	$ 10,849	$ 9,621	$ 38,477	$ 32,754
Plus:				
Depreciation and amortization expense	24,926	22,503	96,256	88,359
FUNDS FROM OPERATIONS - BASIC	$ 35,775	$ 32,124	$ 134,733	$ 121,113
Net income attributable to non-controlling interests	1,264	1,031	4,211	3,676
FUNDS FROM OPERATIONS - DILUTED	$ 37,039	$ 33,155	$ 138,944	$ 124,789
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.33	$ 0.30	$ 1.23	$ 1.16
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.30	$ 0.27	$ 1.14	$ 1.08
Weighted average common shares outstanding - basic	109,834	108,872	109,400	104,072
Weighted average common shares outstanding - diluted	123,412	120,791	121,744	116,040
Common dividends per share	$ 0.1875	$ 0.1800	$ 0.7500	$ 0.7200
FFO Payout Ratio	62.5%	66.7%	65.8%	66.7%

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

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ROIC

Supplemental Disclosure
Quarter Ended December 31, 2017

Summary of Debt Outstanding

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt						
Mortgage Debt:						
Santa Teresa Village	$	10,138	6.20%	3.26%	02/01/18	0.7%
Magnolia Shopping Center		8,951	5.50%	3.86%	10/01/18	0.6%
Casitas Plaza Shopping Center		7,307	5.32%	4.20%	06/01/22	0.5%
Riverstone Marketplace		18,424	4.96%	3.80%	07/01/22	1.2%
Fullerton Crossroads		26,000	4.73%	3.82%	04/06/24	1.7%
Diamond Hills Plaza		35,500	3.55%	3.61%	10/01/25	2.4%
Net unamortized premiums/deferred financing charges		1,595				
Total Mortgage Debt	**$**	**107,915**	**4.6%**	**3.7%**	**5.3 Years (WA)**	**7.1%**
Unsecured Senior Notes:						
Senior Notes Due 2023	$	250,000	5.00%	5.21%	12/15/23	16.7%
Net unamortized discount/deferred financing charges		(4,304)				
Senior Notes Due 2023, net		**245,696**				
Senior Notes Due 2024		250,000	4.00%	4.21%	12/15/24	16.7%
Net unamortized discount/deferred financing charges		(4,113)				
Senior Notes Due 2024, net		**245,887**				
Senior Notes Due 2026		200,000	3.95%	3.95%	09/22/26	13.3%
Net unamortized deferred financing charges		(248)				
Senior Notes Due 2026, net		**199,752**				
Senior Notes Due 2027		250,000	4.19%	4.19%	12/15/27	16.7%
Net unamortized deferred financing charges		(1,249)				
Senior Notes Due 2027, net		**248,751**				
Total Unsecured Senior Notes	**$**	**940,086**	**4.30%**	**4.41%**	**7.9 Years (WA)**	**63.4%**
Interest rate swaps	$	100,000	1.96%	1.96%	1/31/2019	6.7%
Interest rate swaps		200,000	2.84%	2.84%	8/31/2022	13.3%
Total Fixed Rate Debt	**$**	**1,348,001**	**3.94%**	**3.95%**	**7.6 Years (WA)**	**90.5%**
Variable Rate Debt						
Credit Facility	$	143,500	2.54%	2.54%	09/08/21 (1)	9.5%
Net unamortized deferred financing charges		(3,171)				
Credit Facility, net		**140,329**				
Term Loan		300,000	2.67%	2.67%	09/08/22	20.0%
Net unamortized deferred financing charges		(1,184)				
Term Loan, net		**298,816**				
Interest rate swaps		(300,000)				(20.0)%
Total Variable Rate Debt	**$**	**139,145**	**2.63%**	**2.63%**	**4.4 Years (WA)**	**9.5%**
TOTAL DEBT	**$**	**1,487,146**	**3.16%**	**4.35%**	**6.6 Years (WA)**	**100.0%**
Net unamortized premiums on mortgages		(1,921)				
Net unamortized discount on notes		5,315				
Net unamortized deferred financing charges		9,280				
Total Principal Debt	**$**	**1,499,820**				

(1) Does not include extension options available to ROIC.

- 7 -

- 8 - (unaudited, dollars in thousands) Summary of Principal Maturities Senior Total Principal Percentage of Credit Facility Term Loan Unsecured Notes Payments Debt Maturing 18,900$ -$ -$ -$ 19,612$ 1.3% - - - - 550 0.1% - - - - 577 0.1% - 143,500 - - 144,217 9.6% 23,130 - 300,000 - 324,133 21.6% - - - 250,000 250,686 16.7% 26,000 - - 250,000 276,708 18.4% 32,787 - - - 33,337 2.2% - - - 200,000 200,000 13.3% - - - 250,000 250,000 16.7% 100,817$ 143,500$ 300,000$ 950,000$ 1,499,820$ 100.0% Summary of Unencumbered/Encumbered Properties Percentage GLA of GLA Unencumbered properties 9,682,881 92.4% Encumbered properties 793,137 7.6% 10,476,018 100.0% Summary of Unsecured Debt/Secured Debt Percentage of Total Principal Debt Unsecured principal debt 1,393,500$ 92.9% Secured principal debt 106,320 7.1% Total Principal Debt 1,499,820$ 100.0% (1) Does not include extension options available to ROIC. Amount 2018 712$ Mortgage Principal 2020 577 2021 717 2022 1,003 2023 686 2024 708 Year Payments 2019 550 Mortgage Principal due at Maturity 91 2025 550 2026 - 2027 - 5,503$ Number of Properties 85 6 Supplemental Disclosure Quarter Ended December 31, 2017Summary of Debt Outstanding, continued (1)

Selected Financial Analysis

Supplemental Disclosure
Quarter Ended December 31, 2017

(unaudited, in thousands, except per share amounts)

	12/31/17	09/30/17	06/30/17	03/31/17	12/31/16
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.7x	3.7x	3.7x	4.0x	4.0x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.6x	3.7x	3.6x	3.9x	3.9x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	7.3x	7.1x	7.2x	6.7x	6.4x
Debt/equity ratios, at period end:					
Total principal debt/total market capitalization	37.8%	37.5%	36.7%	33.1%	31.4%
Total principal debt/total equity market capitalization	60.8%	60.0%	57.9%	49.4%	45.9%
Total principal debt/total book assets	49.3%	48.2%	47.5%	45.8%	43.9%
Total principal debt/undepreciated book value	45.5%	44.5%	44.0%	42.5%	40.9%
Secured principal debt/undepreciated book value	3.2%	2.0%	2.0%	2.4%	2.4%
Market capitalization calculations, at period end:					
Common shares outstanding	111,886	109,267	109,267	109,263	108,891
Operating partnership units (OP units) outstanding	11,679	11,679	11,679	11,686	11,668
Common stock price per share	$ 19.95	$ 19.01	$ 19.19	$ 21.03	$ 21.13
Total equity market capitalization	$ 2,465,116	$ 2,299,192	$ 2,320,960	$ 2,543,568	$ 2,547,411
Total principal debt	1,499,820	1,379,042	1,343,185	1,257,494	1,168,683
TOTAL MARKET CAPITALIZATION	$ 3,964,936	$ 3,678,234	$ 3,664,145	$ 3,801,062	$ 3,716,094
Unsecured Senior Notes Financial Covenants: [(1)]					
Total debt to total assets not to exceed 60%	47.4%	46.3%	45.9%	44.3%	42.7%
Total secured debt to total assets not to exceed 40%	3.4%	2.1%	2.2%	2.5%	2.6%
Total unencumbered assets to total unsecured debt not to be less than 150%	208.7%	214.5%	216.6%	225.4%	234.3%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.7x	3.8x	3.9x	4.0x	4.1x

(1) Calculated in accordance with GAAP pursuant to underlying bond indentures.

- 9 -

- 10 - (dollars in thousands) Date Owned Shopping Centers Location Acquired Purchase Amount GLA 1Q 2017 PCC Community Markets Plaza Edmonds, WA 01/25/17 8,600$ 34,459 The Terraces Rancho Palos Verdes, CA 03/17/17 54,100 172,922 Santa Rosa Southside Shopping Center Santa Rosa, CA 03/24/17 28,810 85,535 Total 1Q 2017 91,510$ 292,916 2Q 2017 Division Center Portland, OR 04/05/17 33,000$ 121,904 Highland Hill Shopping Center Tacoma, WA 05/09/17 47,350 163,926 Total 2Q 2017 80,350$ 285,830 3Q 2017 3Q 2017 Monta Loma Plaza Mountain View, CA 09/19/17 30,000$ 48,078 4Q 2017 Fullerton Crossroads Fullerton, CA 10/11/17 64,000$ 219,785 Riverstone Marketplace Vancouver, WA 10/11/17 32,500 95,774 North Lynnwood Shopping Center Lynnwood , WA 10/19/17 13,250 63,606 The Village at Nellie Gail Ranch Laguna Hills, CA 11/30/17 46,000 88,486 Total 4Q 2017 155,750$ 467,651 Total 2017 Acquisitions 357,610$ 1,094,475 Supplemental Disclosure Quarter Ended December 31, 20172017 Property Acquisitions

Supplemental Disclosure
Quarter Ended December 31, 2017

Property Portfolio

(dollars in thousands)

Southern California		City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
Los Angeles metro area									
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	98.0%	$	1,765	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,297	97.2%		2,368	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	96.2%		2,824	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	95,830	99.5%		1,797	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	95.8%		1,276	Albertson's Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%		2,180	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	100.0%		2,280	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	97.1%		3,482	H-Mart Supermarket, Rite Aid Pharmacy
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,408	95.9%		2,382	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	755,299	99.6%		12,443	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket[2], TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	98.3%		2,045	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	150,149	99.1%		2,161	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	96.2%		2,684	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	*	Woodland Hills	CA	12/31/15	110,918	96.1%		4,337	Sprouts Market, Kroger (Ralph's) Supermarket [2], Rite Aid Pharmacy [2]
Magnolia Shopping Center	*	Santa Barbara	CA	03/10/16	116,360	91.5%		2,094	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	*	Carpinteria	CA	03/10/16	97,407	98.6%		1,494	Albertson's Supermarket, CVS Pharmacy
Bouquet Center	*	Santa Clarita	CA	04/28/16	148,903	97.8%		3,311	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	*	Westlake Village	CA	06/01/16	146,625	90.0%		4,558	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
The Knolls		Long Beach	CA	10/03/16	52,021	100.0%		1,411	Trader Joe's, Pet Food Express
The Terraces		Rancho Palos Verdes	CA	03/17/17	172,922	90.8%		3,241	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total					**2,931,690**	**97.2%**	**$**	**60,133**	
Orange County metro area									
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	105,536	94.1%	$	2,065	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	100.0%		1,746	Safeway (Vons) Supermarket, CVS Pharmacy [2]
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	113,718	96.3%		2,734	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	107,246	96.5%		1,902	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,821	100.0%		1,628	AA Supermarket, Ross Dress For Less
5 Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	99.7%		4,316	Trader Joe's, Pier 1
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	100.0%		2,474	Kroger (Ralph's) Supermarket, Planet Fitness
Fullerton Crossroads		Fullerton	CA	10/11/17	219,785	99.4%		3,374	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
The Village at Nellie Gail Ranch		Laguna Hills	CA	11/30/17	88,486	98.5%		2,822	Smart & Final Extra Supermarket
Orange Country metro area total					**1,084,742**	**98.4%**	**$**	**23,061**	
San Diego metro area									
Marketplace Del Rio	*	Oceanside	CA	01/03/11	177,195	88.4%	$	3,119	Stater Brothers Supermarket, Walgreens
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,074	100.0%		2,516	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	96.8%		1,399	Vallarta Supermarket, Walgreens
Bay Plaza	*	San Diego	CA	10/05/12	73,324	97.9%		1,879	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	96.3%		892	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	100.0%		3,264	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	128,852	98.9%		2,750	Stater Brothers Supermarket, AMC Theatres
San Diego metro area total					**688,506**	**96.0%**	**$**	**15,819**	
Southern California Totals					**4,704,938**	**97.3%**	**$**	**99,013**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

*Denotes properties in same center pool for 4Q 2017.

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ROIC

Supplemental Disclosure
Quarter Ended December 31, 2017

Property Portfolio, continued

(dollars in thousands)

Northern California		City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
San Francisco metro area									
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	$	1,471	Total Wine and More, Buy Buy Baby, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	223,369	96.9%		2,960	SaveMart (Lucky) Supermarket, Planet Fitness, Kmart
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	94.9%		2,014	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,943	95.5%		2,163	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%		551	Trader Joe's, Pharmaca Pharmacy
Santa Teresa Village	*	San Jose	CA	11/08/12	124,306	93.2%		2,495	Raleys (Nob Hill) Supermarket, Dollar Tree
Granada Shopping Center	*	Livermore	CA	06/27/13	69,325	100.0%		1,304	SaveMart (Lucky) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	99.0%		2,084	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	100.0%		2,301	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	100.0%		1,446	Grocery Outlet Supermarket
Jackson Square	*	Hayward	CA	07/01/15	114,220	100.0%		2,158	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	*	San Ramon	CA	09/01/15	112,553	98.6%		2,580	SaveMart (Lucky) Supermarket, Walgreens
Iron Horse Plaza	*	Danville	CA	12/04/15	61,860	96.3%		2,073	Lunardi's Market
Monterey Center	*	Monterey	CA	07/14/16	25,798	100.0%		1,076	Trader Joe's, Pharmaca Pharmacy
Santa Rosa Southside Shopping Center		Santa Rosa	CA	03/24/17	88,535	100.0%		1,672	REI, Cost Plus World Market
Monta Loma Plaza		Mountain View	CA	09/19/17	48,078	100.0%		1,353	Safeway Supermarket
San Francisco metro area total					**1,378,756**	**97.9%**	**$**	**29,701**	
Sacramento metro area									
Norwood Shopping Center	*	Sacramento	CA	04/06/10	85,693	100.0%	$	1,381	Viva Supermarket, Rite Aid Pharmacy, Citi Trends
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	235,314	86.4%		2,426	Viva Supermarket, Ross Dress For Less (dd's Discounts), Dollar Tree
Morada Ranch	*	Stockton	CA	05/16/11	101,842	95.1%		2,198	Raleys Supermarket
Round Hill Square Shopping Center	*	Zephyr Cove	NV	09/21/11	115,984	94.1%		1,877	Safeway Supermarket, Dollar Tree, US Postal Service
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	74.4%		834	CVS Pharmacy
Sacramento metro area total					**591,078**	**90.3%**	**$**	**8,716**	
Northern California Totals					**1,969,834**	**95.6%**	**$**	**38,417**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

*Denotes properties in same center pool for 4Q 2017.

- 12 -

ROIC

Property Portfolio, continued

Supplemental Disclosure
Quarter Ended December 31, 2017

(dollars in thousands)

Pacific Northwest		City	State	Date Acquired	Owned GLA	% Leased	ABR (1)	Major Tenants
Seattle metro area								
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	96.9%	$ 620	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%	1,461	Albertson's (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,592	98.4%	2,340	PCC Community Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	157,529	100.0%	1,823	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	100.0%	1,814	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	104,298	90.4%	2,391	WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	05/02/12	38,030	100.0%	342	Central Supermarket
Canyon Crossing	*	Puyallup	WA	04/15/13	120,508	96.3%	2,511	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	463,541	100.0%	10,385	Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods
Aurora Square II	*	Shoreline	WA	05/22/14	70,720	97.5%	1,284	Marshall's, Pier 1 Imports
Bellevue Marketplace	*	Bellevue	WA	12/10/15	113,758	100.0%	3,087	Asian Family Market
Four Corner Square	*	Maple Valley	WA	12/21/15	119,560	100.0%	2,534	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center		Kirkland	WA	10/17/16	105,486	100.0%	2,052	Grocery Outlet Supermarket, Bartell Drugs, Dollar Tree
PCC Community Markets Plaza		Edmonds	WA	01/25/17	34,459	100.0%	646	PCC Community Markets
Highland Hill Shopping Center		Tacoma	WA	05/09/17	163,926	95.9%	2,656	Safeway Supermarket, LA Fitness, Dollar Tree, Petco
North Lynnwood Shopping Center		Lynnwood	WA	10/19/17	63,606	91.3%	801	Kroger (QFC) Supermarket
Seattle metro area total					**1,879,356**	**98.3%**	**$ 36,747**	
Portland metro area								
Vancouver Market Center	*	Vancouver	WA	06/17/10	118,385	97.0%	$ 1,365	Skyzone
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,662	100.0%	3,514	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	100.0%	1,819	Kroger (Fred Meyer) Supermarket [2]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	97.3%	1,637	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	98.3%	1,718	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	98.8%	1,197	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	96.3%	1,283	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0%	2,498	Albertson's Supermarket, Dollar Tree, Ace Hardware
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	100.0%	1,050	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	99.3%	1,955	H-Mart Supermarket, Bi-Mart Pharmacy
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	97.9%	2,675	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	*	Tigard	OR	07/28/15	88,043	100.0%	1,464	Safeway Supermarket
Sunnyside Village Square	*	Happy Valley	OR	07/28/15	92,278	100.0%	1,552	Grocery Outlet Supermarket, 24 Hour Fitness, Ace Hardware
Johnson Creek Center	*	Happy Valley	OR	11/09/15	108,588	100.0%	2,208	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center	*	Portland	OR	09/15/16	60,680	100.0%	675	Safeway Supermarket
Division Center		Portland	OR	04/05/17	121,904	100.0%	1,938	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Riverstone Marketplace		Vancouver	WA	10/11/17	95,774	98.5%	2,109	Kroger (QFC) Supermarket
Portland metro area total					**1,811,212**	**99.0%**	**$ 30,657**	
Pacific Northwest Totals					**3,690,568**	**98.6%**	**$ 67,404**	
TOTAL SHOPPING CENTERS					**10,365,340**	**97.5%**	**$ 204,834**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

Note: Property Portfolio excludes one shopping center that is currently under contract to be sold (slated for new multi-family development).

*Denotes properties in same center pool for 4Q 2017.

- 13 -

ROIC

Same-Center Cash Net Operating Income Analysis

Supplemental Disclosure
Quarter Ended December 31, 2017

(unaudited, dollars in thousands)

	Three Months Ended				12 Months Ended			
	12/31/17	12/31/16	$ Change	% Change	12/31/17	12/31/16	$ Change	% Change
Number of shopping centers included in same-center analysis [1]	78	78			72	72		
Same-center occupancy	97.5%	97.6%		(0.1)%	97.7%	97.4%		0.3%
REVENUES:								
Base rents	$ 43,457	$ 42,119	$ 1,338	3.2%	$ 158,816	$ 153,157	$ 5,659	3.7%
Percentage rent	1,024	1,019	5	0.5%	1,265	1,423	(158)	(11.1)%
Recoveries from tenants	13,844	13,528	316	2.3%	50,146	48,013	2,133	4.4%
Other property income	1,279	651	628	96.5%	3,670	2,037	1,633	80.2%
TOTAL REVENUES	59,604	57,317	2,287	4.0%	213,897	204,630	9,267	4.5%
OPERATING EXPENSES:								
Property operating expenses	$ 9,298	$ 8,668	$ 630	7.3%	$ 33,563	$ 30,891	$ 2,672	8.6%
Bad debt expense	436	142	294	207.0%	1,542	1,089	453	41.6%
Property taxes	6,703	6,558	145	2.2%	24,087	22,527	1,560	6.9%
TOTAL OPERATING EXPENSES	16,437	15,368	1,069	7.0%	59,192	54,507	4,685	8.6%
SAME-CENTER CASH NET OPERATING INCOME	**$ 43,167**	**$ 41,949**	**$ 1,218**	**2.9%**	**$ 154,705**	**$ 150,123**	**$ 4,582**	**3.1%**

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION

	12/31/17 (Three Months)	12/31/16 (Three Months)	12/31/17 (12 Months)	12/31/16 (12 Months)
GAAP Operating Income	$ 26,030	$ 22,000	$ 93,665	$ 77,171
Depreciation and amortization	24,926	22,503	96,256	88,359
General and administrative expenses	3,312	3,065	14,103	13,120
Acquisition transaction costs	-	211	4	824
Other expense	103	95	418	456
Property revenues and other expenses [2]	(5,500)	(4,117)	(22,404)	(17,636)
TOTAL COMPANY CASH NET OPERATING INCOME	48,871	43,757	182,042	162,294
Non Same-Center Cash NOI	(5,704)	(1,808)	(27,337)	(12,171)
SAME-CENTER CASH NET OPERATING INCOME	**$ 43,167**	**$ 41,949**	**$ 154,705**	**$ 150,123**

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.

(2) Includes straight-line rents, amortization of above and below-market lease intangibles, anchor lease termination fees net of contractual amounts, and expense and recovery adjustments related to prior periods.

Note: Analysis excludes one shopping center that is currently under contract to be sold (slated for new multi-family development).

- 14 -

ROIC

- 15 - (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertson's / Safeway Supermarkets 21 1,032,829 10.2% 12,386$ 6.0% 2 Kroger Supermarkets 12 511,240 5.0% 7,054 3.4% 3 Rite Aid Pharmacy 14 266,921 2.6% 3,331 1.6% 4 JP Morgan Chase 22 98,473 1.0% 3,029 1.5% 5 SaveMart Supermarkets 4 187,639 1.8% 2,813 1.4% 6 Marshall's / TJMaxx 6 178,195 1.8% 2,649 1.3% 7 Sprouts Markets 4 159,163 1.6% 2,568 1.2% 8 Ross Dress For Less / dd's Discounts 7 191,703 1.9% 2,558 1.2% 9 Trader Joe's 8 96,714 1.0% 2,492 1.2% 10 H-Mart Supermarkets 3 147,040 1.4% 2,400 1.2% Top 10 Tenants Total 101 2,869,917 28.3% 41,280$ 20.0% Other Tenants 1,863 7,300,670 71.7% 164,828 80.0% Total Portfolio 1,964 10,170,587 100.0% 206,108$ 100.0% Supplemental Disclosure Quarter Ended December 31, 2017Top Ten Tenants

Supplemental Disclosure
Quarter Ended December 31, 2017

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [1]

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA		Total ABR	Percent of Total ABR		ABR Per Sq. Ft.
2018	7	240,284	2.4%	$	3,644	1.8%	$	15.17
2019	15	474,450	4.7%		7,485	3.6%		15.78
2020	17	553,496	5.4%		6,451	3.1%		11.66
2021	14	494,281	4.9%		5,246	2.5%		10.61
2022	18	551,606	5.4%		6,930	3.4%		12.56
2023	25	803,885	7.8%		11,576	5.6%		14.40
2024	6	270,824	2.7%		3,487	1.7%		12.88
2025	10	341,785	3.4%		4,919	2.4%		14.39
2026	11	389,933	3.8%		5,235	2.5%		13.42
2027	9	231,234	2.3%		3,694	1.8%		15.98
2028+	33	1,326,833	13.0%		20,609	10.0%		15.53
	165	5,678,611	55.8%	$	79,276	38.4%	$	13.96

Non-Anchor Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA		Total ABR	Percent of Total ABR		ABR Per Sq. Ft.
2018	258	465,583	4.6%	$	14,233	6.9%	$	30.57
2019	266	564,119	5.5%		15,419	7.5%		27.33
2020	275	639,028	6.3%		17,471	8.5%		27.34
2021	271	631,223	6.2%		18,154	8.8%		28.76
2022	270	648,061	6.4%		19,067	9.2%		29.42
2023	140	402,940	4.0%		10,777	5.3%		26.74
2024	70	231,991	2.3%		6,067	2.9%		26.15
2025	57	211,253	2.1%		5,587	2.7%		26.45
2026	61	189,410	1.9%		5,627	2.7%		29.71
2027	58	176,945	1.7%		5,301	2.6%		29.96
2028+	73	331,423	3.2%		9,129	4.5%		27.54
	1,799	4,491,976	44.2%	$	126,832	61.6%	$	28.23

All Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA		Total ABR	Percent of Total ABR		ABR Per Sq. Ft.
2018	265	705,867	7.0%	$	17,877	8.7%	$	25.33
2019	281	1,038,569	10.2%		22,904	11.1%		22.05
2020	292	1,192,524	11.7%		23,922	11.6%		20.06
2021	285	1,125,504	11.1%		23,400	11.3%		20.79
2022	288	1,199,667	11.8%		25,997	12.6%		21.67
2023	165	1,206,825	11.8%		22,353	10.9%		18.52
2024	76	502,815	5.0%		9,554	4.6%		19.00
2025	67	553,038	5.5%		10,506	5.1%		19.00
2026	72	579,343	5.7%		10,862	5.2%		18.75
2027	67	408,179	4.0%		8,995	4.4%		22.04
2028+	106	1,658,256	16.2%		29,738	14.5%		17.93
	1,964	10,170,587	100.0%	$	206,108	100.0%	$	20.27

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

- 16 -

Supplemental Disclosure
Quarter Ended December 31, 2017

Leasing Summary

New Leases	For the Three Months Ended December 31, 2017 Non-Anchor	Anchor	Total	For the Twelve Months Ended December 31, 2017 Non-Anchor	Anchor	Total
Number of Leases	36	2	38	150	5	155
Gross Leasable Area (sq. ft.)	65,480	30,326	95,806	312,102	85,113	397,215
Initial Base Rent ($/sq. ft.) (1)	$ 30.47	$ 13.00	$ 24.94	$ 25.26	$ 14.23	$ 22.90
Tenant Improvements ($/sq. ft.)	$ 6.70	$ -	$ 4.58	$ 4.47	$ 8.70	$ 5.38
Leasing Commissions ($/sq. ft.)	$ 3.63	$ -	$ 2.48	$ 2.50	$ 2.68	$ 2.54
Weighted Average Lease Term (Yrs.) (2)	8.3	11.0	9.2	7.2	10.6	8.0

Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	57	7	64	249	16	265
Gross Leasable Area (sq. ft.)	126,682	170,718	297,400	520,632	437,074	957,706
Initial Base Rent ($/sq. ft.) (1)	$ 28.71	$ 16.41	$ 21.64	$ 31.25	$ 14.70	$ 23.70
Tenant Improvements ($/sq. ft.)	$ 0.91	$ 2.08	$ 1.58	$ 0.53	$ 0.06	$ 0.32
Leasing Commissions ($/sq. ft.)	$ 0.08	$ 0.15	$ 0.12	$ 0.02	$ 0.06	$ 0.04
Weighted Average Lease Term (Yrs.) (2)	5.2	5.5	5.4	5.2	5.4	5.3

Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	93	9	102	399	21	420
Gross Leasable Area (sq. ft.)	192,162	201,044	393,206	832,734	522,187	1,354,921
Initial Base Rent ($/sq. ft.) (1)	$ 29.31	$ 15.89	$ 22.45	$ 29.00	$ 14.62	$ 23.46
Tenant Improvements ($/sq. ft.)	$ 2.88	$ 1.76	$ 2.31	$ 2.01	$ 2.10	$ 2.04
Leasing Commissions ($/sq. ft.)	$ 1.29	$ 0.13	$ 0.70	$ 0.95	$ 0.49	$ 0.77
Weighted Average Lease Term (Yrs.) (2)	6.3	6.3	6.3	6.0	6.2	5.9

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.

(2) Does not assume exercise of renewal options.

- 17 -

ROIC

Supplemental Disclosure
Quarter Ended December 31, 2017

Same-Space Comparative Leasing Summary

New Leases	For the Three Months Ended December 31, 2017 Non-Anchor	Anchor	Total	For the Twelve Months Ended December 31, 2017 Non-Anchor	Anchor	Total
Comparative # of Leases	23	2	25	92	4	96
Comparative GLA (sq. ft.) (1)	42,727	30,326	73,053	203,850	66,229	270,079
Prior Base Rent ($/sq. ft.) (2)	$ 30.12	$ 11.25	$ 22.28	$ 22.44	$ 9.01	$ 19.15
Initial Base Rent ($/sq. ft.)	$ 34.23	$ 13.00	$ 25.42	$ 27.93	$ 12.87	$ 24.23
Percentage Change in Base Rents	13.7%	15.6%	14.1%	24.4%	42.8%	26.6%
Tenant Improvements ($/sq. ft.)	$ 5.26	$ -	$ 3.08	$ 5.26	$ 11.18	$ 6.71
Leasing Commissions ($/sq. ft.)	$ 3.77	$ -	$ 2.21	$ 2.69	$ 2.30	$ 2.59
Weighted Average Lease Term (Yrs.) (3)	7.6	11.0	9.0	7.7	10.6	8.4

Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	57	7	64	249	16	265
Comparative GLA (sq. ft.)	126,682	170,718	297,400	520,632	437,074	957,706
Prior Base Rent ($/sq. ft.) (2)	$ 26.16	$ 15.18	$ 19.86	$ 28.22	$ 13.77	$ 21.62
Initial Base Rent ($/sq. ft.)	$ 28.71	$ 16.41	$ 21.64	$ 31.25	$ 14.70	$ 23.70
Percentage Change in Base Rents	9.7%	8.1%	9.0%	10.7%	6.8%	9.6%
Tenant Improvements ($/sq. ft.)	$ 0.91	$ 2.08	$ 1.58	$ 0.53	$ 0.81	$ 0.66
Leasing Commissions ($/sq. ft.)	$ 0.08	$ 0.15	$ 0.12	$ 0.02	$ 0.06	$ 0.04
Weighted Average Lease Term (Yrs.) (3)	5.2	5.5	5.4	5.2	5.4	5.3

Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	80	9	89	341	20	361
Comparative GLA (sq. ft.) (1)	169,409	201,044	370,453	724,482	503,303	1,227,785
Prior Base Rent ($/sq. ft.) (2)	$ 27.16	$ 14.59	$ 20.34	$ 26.59	$ 13.14	$ 21.08
Initial Base Rent ($/sq. ft.)	$ 30.10	$ 15.89	$ 22.39	$ 30.31	$ 14.46	$ 23.82
Percentage Change in Base Rents	10.8%	8.9%	10.1%	14.0%	10.0%	13.0%
Tenant Improvements ($/sq. ft.)	$ 2.00	$ 1.76	$ 1.87	$ 1.86	$ 2.18	$ 1.99
Leasing Commissions ($/sq. ft.)	$ 1.01	$ 0.13	$ 0.53	$ 0.77	$ 0.35	$ 0.60
Weighted Average Lease Term (Yrs.) (3)	5.8	6.3	6.1	5.9	6.1	6.0

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.

(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

(3) Does not assume exercise of renewal options.

- 18 -

ROIC

- 19 - Equity Research Coverage Baird Equity Research RJ Milligan 813.273.8252 Bank of America Merrill Lynch Craig Schmidt 646.855.3640 BTIG Michael Gorman 212.738.6138 Capital One Securities, Inc. Chris Lucas 571.633.8151 Citi Michael Bilerman 212.816.1383 Christy McElroy 212.816.6981 D.A. Davidson & Co. James O. Lykins 503.603.3041 Green Street Daniel J. Busch 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies George Hoglund 212.284.2226 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James Paul Puryear 727.567.2253 Collin Mings 727.567.2585 RBC Capital Markets Wes Golladay 440.715.2650 Wells Fargo Jeff Donnelly 617.603.4262 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Moody’s Investors Service Dilara Sukhov 212.553.1438 S&P Global Ratings Michael Souers 212.438.2508 Supplemental Disclosure Quarter Ended December 31, 2017Investor Information Retail Opportunity Investments Corp. www.roireit.net NASDAQ: ROIC 8905 Towne Centre Drive, Suite 108 Transfer Agent: Constance Adams ComputerShare constance.adams@computershare.com Investor Relations: Ashley Rubino arubino@roireit.net 858.255.4913